MANAGED MUNICIPAL FUND, INC.

SUPPLEMENT DATED DECEMBER 16, 2014 TO THE

PROSPECTUS DATED MARCH 1, 2014, AS SUPPLEMENTED SEPTEMBER 5, 2014

*** Important Notice Regarding Fund Reorganization ***

On December 10, 2014, the Board of Directors of the Managed Municipal Fund, Inc. (Managed Municipal Fund) approved, subject to shareholder approval, a proposed reorganization of the Managed Municipal Fund into a newly created series called the Centre Active U.S. Tax-Exempt Fund (Centre Tax-Exempt Fund).  Centre will manage the Centre Tax-Exempt Fund’s portfolio using a similar investment objective and strategies as the Managed Municipal Fund.

In order to accomplish the reorganization, the Board approved an Agreement and Plan of Reorganization which provides that (1) Managed Municipal Fund will transfer its assets and stated liabilities to Centre Tax-Exempt Fund in exchange for shares of Centre Tax-Exempt Fund; and (2) the Managed Municipal Fund will distribute the shares of the Centre Tax-Exempt Fund to its shareholders.  Class A and Class I shareholders of the Managed Municipal Fund will receive the same number of full and fractional shares in the equivalent class of shares of the Centre Tax-Exempt Fund as they held before the Reorganization. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

The Board has called a shareholder meeting where shareholders will consider and vote on the reorganization.  This meeting is expected to occur at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, on or about March 16, 2015.  If approved by shareholders, the reorganization is scheduled to occur on or about March 17, 2015.

For shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175, or your Securities Dealer or Fund Servicing Agent.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE